UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 30, 2008
MAD CATZ INTERACTIVE, INC.
(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
7480 Mission Valley Road, Suite 101
San Diego, California 92108
(Address of Principal Executive Offices)

(619) 683-9830
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
          The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
          On June 30, 2008, the management of Mad Catz Interactive, Inc. conducted a conference call at approximately 5:00 p.m., Eastern Time, to review the Company’s financial results for its fourth quarter and fiscal year ended March 31, 2008. A transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          During the June 30, 2008 conference call, the Company inadvertently stated that Mad Catz specific sales declined for the full 2008 fiscal year by approximately 12%. The actual decline in Mad Catz specific sales was 25% for fiscal 2008. All other financial information discussed during the call was correct
          The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Mad Catz Interactive, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
          (d) Exhibits.
99.1	Transcript of conference call held by management of Mad Catz Interactive, Inc. on June 30, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	MAD CATZ INTERACTIVE, INC.

	By:	/s/ Stewart Halpern

	Name:	Stewart Halpern
	Its:	Chief Financial Officer